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                                                                    EXHIBIT 99.1


                             STOCK PURCHASE AGREEMENT dated May   21, 1997
                             among UNITY VENTURE CAPITAL ASSOCIATES LTD., a New York corpora-tion ("Buyer"), MILTON FISHER ("Fisher"), A. D. GILHART & CO. INC. PROFIT SHARING PENSION PLAN ("Pension Plan" and collectively with Fisher, the "Sellers").



                            ------------------------------


    The Sellers desire to sell 454,000 shares of common stock, par value $.05 per share (the "Shares"), of Academic Computer Systems, Inc., a New Jersey corporation (the "Company").

    The Buyer desires to purchase the Shares.

    NOW THEREFORE, the parties hereby represent, warrant and agree as follows:


                                      ARTICLE I

                                  PURCHASE AND SALE


    1.1 TRANSACTION. On the basis of the representations and warranties herein set forth, the Sellers, collectively, hereby sell to Buyer, and Buyer (or its designee) hereby purchases from the Sellers an aggregate of 454,000 Shares, free and clear of all liens, pledges, encumbrances, charges and claims thereon. Certificates evidencing the Shares are being delivered to Buyer, contemporaneously herewith, either duly endorsed in blank or accompanied by appropriate stock powers endorsed in blank, with a medallion guaranty of authenticity of signatures by either a commercial bank or a member firm of The New York Stock Exchange, Inc. (collectively, the "Instrument of Assignment") at the office of Buyer's counsel in New York.

    1.2 PURCHASE PRICE. The purchase price being paid by Buyer for the Shares purchased hereunder is $0.70 per Share (inclusive of a commission of 10% to be paid directly by Buyer to A.D. Gilhart & Co., Inc. ("Gilhart")), payable by check to the respective Sellers, and to Gilhart.

    1.3 RESIGNATION OF DIRECTORS. Concurrently herewith, the Sellers are delivering to Buyer the resignations of each member of the Board of Directors of the Company.

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    1.4  DELIVERY OF MINUTE BOOKS, RECORDS, ETC.  Concurrently herewith,
Sellers are to deliver to Buyer all minute books and other corporate records of the Company and instructions to the banks at which the Company maintains accounts appointing designees of Buyer as sole authorized signatories.


                                      ARTICLE II

                      REPRESENTATIONS AND WARRANTIES OF SELLERS


    Each Seller, with respect to himself or itself, the Shares being sold by him or it hereunder and the Company, represents and warrants to Buyer as follows, with the understanding that Buyer is relying materially upon such representations and warranties:

    2.1 AUTHORITY. Each Seller has the capacity to enter into this Agreement and carry out his or its obligations hereunder. The entrance into and performance of this Agreement has been duly authorized by the Pension Plan.
This Agreement and the Instrument of Assignment signed by each Seller each constitute the legal, valid and binding obligation of such Seller enforceable in accordance with its terms. Delivery of the certificates evidencing the Shares being sold by each Seller to Buyer transfers to Buyer good title to such Shares, free and clear of all liens, charges, encumbrances and claims.

    2.2 ABSENCE OF APPROVALS. No approval or consent or filing with any governmental agency or authority is required on the part of either Seller to enter into this Agreement and carry out his or its obligations hereunder.

    2.3 ABSENCE OF BREACH. The execution, delivery and performance of this Agreement and the sale of the Shares to Buyer will not violate, conflict with or result in the breach of the terms of any contract, undertaking, agreement or instrument to which either Seller is a party or by which he or it or his or its property is bound or any law, rule or regulation applicable to such Seller.

    2.4 ABSENCE OF LITIGATION. To the Knowledge (as hereinafter defined) of each Seller, there is no claim, action, proceeding, or investigation pending or threatened against or affecting the Company or its properties or assets before or by any court, arbitrator or governmental agency or authority where a result adverse to the Company would have a material adverse effect on the Company's properties, assets or financial condition. To the Knowledge of each Seller, there are no decrees, injunctions or orders of any court, governmental department, agency or arbitration outstanding against the Company or its properties, assets or business.

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    2.5  ACCURACY OF FILINGS.  To the Knowledge of each Seller, the Annual
Report on Form 10-K for the Company's fiscal year ended September 30, 1996 and all Quarterly Reports on Form 10-Q for subsequent fiscal periods of the Company filed by the Company with the Securities and Exchange Commission do not contain any untrue statement of material fact, or fail to state any material fact required to be stated therein or necessary to make the statements made therein not materially misleading (excluding from the scope hereof, any conclusion as to the status of the Company under the Investment Company Act of 1940, as amended, and the consequences thereof).


                                     ARTICLE III

                                    MISCELLANEOUS

    3.1 BROKERS. Sellers and Buyer represent to each other that, except for Gilhart which shall be compensated by Buyer as set forth in Section 1.2 hereof, there is no broker, finder or other person entitled to a commission or other fee on account of the transactions contemplated hereby.

    3.2 INDEMNIFICATION. Each Seller, severally and not jointly, shall indemnify, defend, and hold Buyer harmless from and against any and all losses, costs, liabilities, damages and expenses (including reasonable legal and other expenses incident thereto) of every kind, nature and description (collectively, "Losses"), that result from or arise out of the (i) lack of genuineness of any certificate or certificates evidencing the Shares being delivered by such Seller to Buyer; (ii) the breach of any representation or warranty of such Seller set forth in this Agreement; and (iii) the breach of any undertaking of such Seller contained in this Agreement.

    3.3 FURTHER ASSURANCES. Each Seller and Buyer will comply with any and all requirements imposed by applicable federal law or state law which are necessary to authorize and validate the sale, transfer and assignment of the Shares to Buyer.

    3.4 NOTICES. All notices, requests, demands, or other communications with respect to this Agreement shall be in writing and shall be personally delivered by an overnight courier service, charges prepaid, by postage prepaid mail or by facsimile transmission to the following addresses (or such other addresses as the parties may specify from time to time in accordance with this Section):

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         (a)  To Sellers:

              c/o Milton Fisher
              2 West 45th Street
              New York, New York 10003


         (b)  To Buyer:

              Unity Venture Capital Associates Ltd.
              245 Fifth Avenue - Suite 1502
              New York, NY 10016

              Attn:  President


              With a copy to:

              Cooperman Levitt Winikoff Lester & Newman, P.C.
              800 Third Avenue
              New York, New York 10022

              Attn:  Ira I. Roxland, Esq.


Any such notice shall, when sent in accordance with the preceding sentence, be deemed to have been given and received on the earliest of (i) the day delivered to such address or sent by facsimile transmission, (ii) the fifth business day following the date deposited with the United States Postal Service, or (iii) twenty-four hours after shipment by such courier service.

    3.5 CONSTRUCTION. This Agreement shall be construed and enforced in accordance with the internal laws of the State of New York without giving effect to the principles of conflicts of law thereof.

    3.6 ADDITIONAL DEFINED TERM. The term "knowledge" as used in this Agreement with respect to a party's awareness of the presence or absence of a fact, event or condition shall mean actual knowledge.

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    IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

                             UNITY VENTURE CAPITAL ASSOCIATES LTD.



                             By: /s/Lawrence Burstein
                                 --------------------------------
                                  Name:     Lawrence Burstein
                                  Title:    President



                             /s/Milton Fisher
                             ------------------------------------
                             MILTON FISHER


                             A. D. GILHART & CO. INC. PROFIT
                               SHARING PENSION PLAN


                             By: /s/Milton Fisher
                                 -------------------------------
                                  Name:     Milton Fisher
                                  Title:    President

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